SECURITIES AND EXCHANGE COMMISSION
______________________________
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant TO SECTION 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

December 30, 2002

BETA OIL & GAS, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	333-68381 (Commission File Number)	86-0876964 (I.R.S. Employer Identification No.)

                                                             6120 S. Yale, Suite 813, Tulsa, OK                        74136
                                                             (Address of principal executive offices)              (Zip Code)

(918) 495-1011
 (Registrant's telephone number, including area code)

Item 7.     FINANCIAL STATEMENTS AND EXHIBITS

                  99.1     Press Release dated December 30, 2002.

Item 9.     REGULATION FD DISCLOSURE.

The Board of Directors has approved two-year extensions of the expiration dates on stock purchase warrants covering a total of 913,179 shares of common stock. The warrants were issued originally with expiration dates ranging from December 30, 2002 to December 31, 2003. The affected warrants have exercise prices ranging from $3.75 per share to $7.50 per share. A press release announcing this event is included as an exhibit to this report.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned who is duly authorized.

                                                                                                                 BETA OIL & GAS, INC.

 Date:    December 30, 2002                                                                  By    /s/ Joseph L. Burnett
                                                                                                Joseph L. Burnett
                                                                                               Chief Financial Officer and
                                                                                               Principal Accounting Officer